UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 18, 2005

CHINA DIGITAL MEDIA CORPORATION

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(Exact Name of Registrant as Specified in Charter)

Nevada

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(State or Other Jurisdiction of Incorporation)

000-30212

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(Commission File Number)

13-3422912

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(I.R.S. Employer Identification No.)

 2505-06, 25/F, Stelux House, 698 Prince Edward Road East,

Kowloon, Hong Kong

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(Address of Principal Executive Offices)     (Zip Code)

011-852-2390-8600

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(Registrant's Telephone Number, Including Area Code)

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Former Name or Former Address, if changed since last report

      This Current Report on Form 8-K is filed by China Digital Media Corporation, a Nevada corporation (the “Registrant”), in connection with the matters described herein.

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

On July 18, 2005, the Registrant accepted the resignation of Perrella & Associates, P.A. as its independent certifying accountant. Perrella & Associates had been the independent registered public accounting firm for and audited the consolidated financial statements of the Registrant as of December 31, 2004 and December 31, 2003. The reports of Perrella & Associates on the consolidated financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant’s ability to continue as a "going concern."  The decision to accept the resignation of Perrella & Associates was approved unanimously by the Board of Directors of the Registrant.

      In connection with the audits for the two most recent fiscal years and in connection with Perrella & Associates’ review of the subsequent interim periods through the date of resignation on July 18, 2005, there have been no disagreements between the Registrant and Perrella & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Perrella & Associates, would have caused Perrella & Associates to make reference thereto in their report on the Registrant’s financial statements for these fiscal years.

      The Registrant has made the contents of this Form 8-K filing available to Perrella & Associates and requested it to furnish a letter to the Securities and Exchange Commission as to whether Perrella & Associates agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views.  A copy of Perrella & Associates’ letter to the Commission is included as an exhibit to this filing.

        On July 18, 2005, the Registrant engaged Jimmy C.H. Cheung & Co., Certified Public Accountants, as its independent registered public accounting firm. The Registrant had not consulted with Jimmy C.H. Cheung & Co. regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

16.1       Letter from Perrella & Associates, P.A. to the Securities and Exchange Commission dated July 18, 2005.

                                                                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL MEDIA CORPORATION

By /s/ Ng Chi Shing

       Ng Chi Shing

 Chairman

Date:  July 18, 2005